UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2025

GAIN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40237	85-1726310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

(301) 500-1556

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GANX	The Nasdaq Stock Market LLC

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 24, 2025, Gain Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares. The increase in the number of authorized shares was approved by a majority of the votes cast at its annual meeting, as described in Item 5.07 below.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 24, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. The matters voted on at the Annual Meeting were: (1) the election of eight directors, (2) the ratification of the appointment of Ernst & Young AG as the Company’s independent registered public accounting firm, (3) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase its authorized shares of common stock from 50,000,000 to 100,000,000, and (4) the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the approval of Proposal 3. The final voting results were as follows:

1. The election of Gene Mack, Dov Goldstein, M.D., Hans Peter Hasler, Khalid Islam, Ph.D., Gwen Melincoff, Claude Nicaise, M.D., Eric I. Richman, and Jeffrey Riley as directors to hold office for a term of one year, until their successors are duly elected and qualified or they are otherwise unable to complete their respective terms. The votes were cast for this matter were as follows:

Nominee	For	Withheld	Broker Non-Votes
Gene Mack	10,078,460	48,900	8,426,391
Dov Goldstein, M.D.	10,079,460	47,900	8,426,391
Hans Peter Hasler	9,149,943	977,417	8,426,391
Khalid Islam, Ph.D.	10,008,790	118,570	8,426,391
Gwen Melincoff	10,078,460	48,900	8,426,391
Claude Nicaise, M.D.	10,077,860	49,500	8,426,391
Eric I. Richman	8,273,363	1,853,997	8,426,391
Jeffrey Riley	9,997,154	130,206	8,426,391

2. The proposal to ratify the appointment of Ernst & Young AG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved based upon the following votes:

For	Against	Abstain
18,033,714	475,364	44,671

3. The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase its authorized shares of common stock from 50,000,000 to 100,000,000 was approved based upon the following votes:

For	Against	Abstain
16,302,195	2,239,298	12,258

4. The proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the approval of Proposal 3 was approved based upon the following votes:

For	Against	Abstain
17,926,433	607,272	20,043

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Gain Therapeutics, Inc., filed with the Secretary of State of the State of Delaware on June 24, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

Date: June 24, 2025	By:	/s/ Gene Mack
	Name:	Gene Mack
	Title:	Chief Executive Officer